INTANGIBLE ASSETS, NET (Schedule of Estimated Amortization Expense) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
INTANGIBLE ASSETS, NET [Abstract]
2013	$ 3,075
2014	1,751
2015	1,718
2016	1,622
2017 and on	4,156
Total amortized cost	12,322
Amortization expense	$ 1,947	$ 124	$ 123